              NUMBER                                        SHARES

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                          ACCESS ANYTIME BANCORP, INC.

                             TOTAL AUTHORIZED ISSUE
                     6,000,000 SHARES PAR VALUE $0.01 EACH
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                  COMMON STOCK

                                    SPECIMEN



THIS IS TO CERTIFY THAT_________________________________________IS THE OWNER OF

_________________________________________________________________fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.
DATED

          SECRETARY                                               CHAIRMAN & CEO

    THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM  -- AS TENANTS IN COMMON         UNIF GIFT MIN ACT--.....CUSTODIAN.....
                                                            (CUST)      (MINOR)
TEN ENT  -- AS TENANTS BY THE ENTIRETIES   UNDER UNIFORM GIFTS TO MINORS
JT TEN   -- AS JOINT TENANTS WITH RIGHT    ACT..........................
            OF SURVIVORSHIP AND NOT AS                 (STATE)
            TENANTS IN COMMON
            ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE
            ABOVE LIST.

FOR VALUE RECEIVED _______________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO
______________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________________________________________________

_______________________________________________________________________________
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
     ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _______________________________________________________________ ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
  DATED ____________________________  19_____
                IN PRESENCE OF
                                                ________________________________
________________________________


     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.